EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of SOLAR ENERTECH CORP. (the “Company") on Form 10-KSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Fang Xie, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fang Xie
Date: December 28, 2006
Fang Xie
Treasurer and Secretary – Principal Financial Officer